EXHIBIT 99.7

                                 MORGAN STANLEY
                                  IXIS 2005-HE4
                                   All records
                                  3,863 records
                              Balance: 700,120,396

Table of Contents

1. Fixed Floating
2. Interest Only Term
3. Occupancy Status
4. Documentation Type
5. DTI
6. Silent Seconds

1. Fixed Floating

---------------------------------------------------------------------------------------------------------------------------------

Fixed                                    No. of         Principal         % of           Wt. Avg.
Floating                             Mortgage Loans      Balance    Principal Balance  Gross Coupon     % ARM    Wt. Avg. FICO
---------------------------------------------------------------------------------------------------------------------------------
ARM - 6 Month                                       2       641,472              0.09          8.314         100           576
---------------------------------------------------------------------------------------------------------------------------------
ARM - 1 Year/6 Month                               11     2,669,333              0.38          7.112         100           621
---------------------------------------------------------------------------------------------------------------------------------
Interest Only ARM - 1 Year/6 Month                  1       311,900              0.04          6.450         100           680
---------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month                            2,084   357,727,173             51.10          7.928         100           608
---------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month 30/40 Balloon                  3       782,334              0.11          8.068         100           558
---------------------------------------------------------------------------------------------------------------------------------
ARM - 3 Year/6 Month 30/40 Balloon                  2       527,667              0.08          8.236         100           569
---------------------------------------------------------------------------------------------------------------------------------
ARM - 5 Year/6 Month 30/40 Balloon                  1       124,877              0.02          7.550         100           574
---------------------------------------------------------------------------------------------------------------------------------
ARM - 3 Year/6 Month                              174    34,533,379              4.93          7.394         100           619
---------------------------------------------------------------------------------------------------------------------------------
ARM - 5 Year/6 Month                               12     2,194,400              0.31          7.238         100           626
---------------------------------------------------------------------------------------------------------------------------------
Interest Only Arm - 2 Year/6 Month                623   168,058,245             24.00          6.953         100           655
---------------------------------------------------------------------------------------------------------------------------------
Interest Only Arm - 3 Year/6 Month                110    28,696,614              4.10          6.727         100           666
---------------------------------------------------------------------------------------------------------------------------------
Interest Only Arm - 5 Year/6 Month                 22     6,054,233              0.86          6.664         100           678
---------------------------------------------------------------------------------------------------------------------------------
Dual Amort - 10/40 - 2 Year/6 Month                22     6,624,341              0.95          6.692         100           606
---------------------------------------------------------------------------------------------------------------------------------
Dual Amort - 10/40 - 3 Year/6 Month                 1       145,265              0.02          6.450         100           643
---------------------------------------------------------------------------------------------------------------------------------
Fixed                                             795    91,029,162             13.00          7.992           0           640
---------------------------------------------------------------------------------------------------------------------------------
Total:                                          3,863   700,120,396            100.00          7.599          87           627
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                       Wt. Avg.         Wt. Avg.
Fixed                                 Effective     Debt-to-Income       % Full                       % Owner   % Investor
Floating                             Combined LTV        Ratio       Documentation   % Refinancing   Occupied   Properties
---------------------------------------------------------------------------------------------------------------------------
ARM - 6 Month                                 89.87           49.12             0.00           0.00      100.00       0.00
---------------------------------------------------------------------------------------------------------------------------
ARM - 1 Year/6 Month                          84.19           38.78             8.09          55.54       65.01      34.99
---------------------------------------------------------------------------------------------------------------------------
Interest Only ARM - 1 Year/6 Month            79.99           41.19             0.00           0.00      100.00       0.00
---------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month                          78.83           41.36            44.99          60.11       93.48       5.40
---------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month 30/40 Balloon            83.85           42.83            58.62         100.00      100.00       0.00
---------------------------------------------------------------------------------------------------------------------------
ARM - 3 Year/6 Month 30/40 Balloon            89.99           33.76            32.38         100.00      100.00       0.00
---------------------------------------------------------------------------------------------------------------------------
ARM - 5 Year/6 Month 30/40 Balloon            55.56           20.69             0.00         100.00      100.00       0.00
---------------------------------------------------------------------------------------------------------------------------
ARM - 3 Year/6 Month                          78.32           41.17            48.20          59.72       95.51       4.49
---------------------------------------------------------------------------------------------------------------------------
ARM - 5 Year/6 Month                          77.12           38.75            65.52          42.08       91.80       8.20
---------------------------------------------------------------------------------------------------------------------------
Interest Only Arm - 2 Year/6 Month            80.89           41.32            46.50          37.10       97.11       1.58
---------------------------------------------------------------------------------------------------------------------------
Interest Only Arm - 3 Year/6 Month            79.70           42.09            28.08          37.85       94.44       5.18
---------------------------------------------------------------------------------------------------------------------------
Interest Only Arm - 5 Year/6 Month            79.53           39.91            48.39          42.43       96.22       3.78
---------------------------------------------------------------------------------------------------------------------------
Dual Amort - 10/40 - 2 Year/6 Month           76.00           43.25            36.72          89.82       90.42       9.58
---------------------------------------------------------------------------------------------------------------------------
Dual Amort - 10/40 - 3 Year/6 Month           80.00           25.10             0.00           0.00      100.00       0.00
---------------------------------------------------------------------------------------------------------------------------
Fixed                                         82.35           40.97            62.44          65.60       96.38       2.40
---------------------------------------------------------------------------------------------------------------------------
Total:                                        79.81           41.30            46.89          54.41       94.77       4.16
---------------------------------------------------------------------------------------------------------------------------

2. Interest Only Term

---------------------------------------------------------------------------------------------------------------------------------

                                         No. of         Principal         % of           Wt. Avg.
Interest Only Term                   Mortgage Loans      Balance    Principal Balance  Gross Coupon     % ARM    Wt. Avg. FICO
---------------------------------------------------------------------------------------------------------------------------------
24                                          62           19,944,497          9.52          6.671         100           641
---------------------------------------------------------------------------------------------------------------------------------
36                                           8            1,569,683          0.75          6.742         100           652
---------------------------------------------------------------------------------------------------------------------------------
60                                         690          183,255,039         87.46          6.938       97.92           659
---------------------------------------------------------------------------------------------------------------------------------
120                                         23            4,768,460          2.28          6.877       45.25           658
---------------------------------------------------------------------------------------------------------------------------------
Total:                                     783          209,537,679        100.00          6.910       96.94           657
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                       Wt. Avg.        Wt. Avg.
                                      Effective     Debt-to-Income       % Full                       % Owner   % Investor
Interest Only Term                   Combined LTV        Ratio       Documentation   % Refinancing   Occupied   Properties
---------------------------------------------------------------------------------------------------------------------------
24                                        81.93           40.41            38.64          61.90        100.00       0.00
---------------------------------------------------------------------------------------------------------------------------
36                                        78.50           36.68            62.90          80.53        100.00       0.00
---------------------------------------------------------------------------------------------------------------------------
60                                        80.61           41.64            45.69          35.16         96.63       2.05
---------------------------------------------------------------------------------------------------------------------------
120                                       78.54           43.34            37.03          52.93         87.28      12.72
---------------------------------------------------------------------------------------------------------------------------
Total:                                    80.68           41.52            44.95          38.45         96.76       2.08
---------------------------------------------------------------------------------------------------------------------------

3. Occupancy Status

---------------------------------------------------------------------------------------------------------------------------------

                                         No. of         Principal         % of           Wt. Avg.
Occupancy Status                     Mortgage Loans      Balance    Principal Balance  Gross Coupon     % ARM    Wt. Avg. FICO
---------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                            3,626         663,527,407          94.77          7.578       86.78           625
---------------------------------------------------------------------------------------------------------------------------------
2nd / Vacation / Other                       33           7,436,303           1.06          7.618        85.1           660
---------------------------------------------------------------------------------------------------------------------------------
Investment                                  204          29,156,685           4.16          8.058        92.5           657
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    3,863         700,120,396         100.00          7.599          87           627
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                       Wt. Avg.        Wt. Avg.
                                      Effective     Debt-to-Income       % Full                       % Owner   % Investor
Occupancy Status                     Combined LTV        Ratio       Documentation   % Refinancing   Occupied   Properties
---------------------------------------------------------------------------------------------------------------------------
Owner Occupied                             79.75           41.43            47.23          54.87      100.00       0.00
---------------------------------------------------------------------------------------------------------------------------
2nd / Vacation / Other                     79.36           41.28            36.68          44.53        0.00       0.00
---------------------------------------------------------------------------------------------------------------------------
Investment                                 81.26           38.31            41.76          46.46        0.00     100.00
---------------------------------------------------------------------------------------------------------------------------
Total:                                     79.81           41.30            46.89          54.41       94.77       4.16
---------------------------------------------------------------------------------------------------------------------------

4. Documentation Type

---------------------------------------------------------------------------------------------------------------------------------

                                         No. of         Principal         % of           Wt. Avg.
Documentation Type                   Mortgage Loans      Balance    Principal Balance  Gross Coupon     % ARM    Wt. Avg. FICO
---------------------------------------------------------------------------------------------------------------------------------
Full Documentation                        2,044         328,286,649        46.89          7.491       82.69           611
---------------------------------------------------------------------------------------------------------------------------------
Limited Documentation                        69          15,435,347         2.20          7.224       92.86           630
---------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                      1,750         356,398,400        50.91          7.714       90.72           641
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    3,863         700,120,396       100.00          7.599          87           627
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                      Wt. Avg.        Wt. Avg.
                                     Effective     Debt-to-Income       % Full                       % Owner   % Investor
Documentation Type                  Combined LTV        Ratio       Documentation   % Refinancing   Occupied   Properties
--------------------------------------------------------------------------------------------------------------------------
Full Documentation                      80.43           40.78           100.00          63.02       95.46       3.71
--------------------------------------------------------------------------------------------------------------------------
Limited Documentation                   83.63           36.35             0.00          51.38       89.54       7.40
--------------------------------------------------------------------------------------------------------------------------
Stated Documentation                    79.07           42.01             0.00          46.61       94.37       4.44
--------------------------------------------------------------------------------------------------------------------------
Total:                                  79.81           41.30            46.89          54.41       94.77       4.16
--------------------------------------------------------------------------------------------------------------------------

5. DTI

--------------------------------------------------------------------------------------------------------------------------------

                                         No. of         Principal         % of           Wt. Avg.
DTI                                  Mortgage Loans      Balance    Principal Balance  Gross Coupon     % ARM    Wt. Avg. FICO
--------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                    569          84,432,536        12.06          7.637            86.78       633
--------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                               385          62,618,405         8.94          7.677            85.24       625
--------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                               627         111,033,830        15.86          7.593            85.44       626
--------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                               912         174,873,192        24.98          7.563             87.8       633
--------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                             1,031         199,554,827        28.50          7.594            88.05       628
--------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                               315          61,399,690         8.77          7.555            87.41       602
--------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                24           6,207,915         0.89          7.965            74.98       584
--------------------------------------------------------------------------------------------------------------------------------
Total:                                    3,863         700,120,396       100.00          7.599               87       627
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                      Wt. Avg.         Wt. Avg.
                                     Effective     Debt-to-Income       % Full                       % Owner   % Investor
DTI                                 Combined LTV        Ratio       Documentation   % Refinancing   Occupied   Properties
--------------------------------------------------------------------------------------------------------------------------
<= 30.00                                 77.23           23.54            52.00          61.17       89.91         9.26
--------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                            78.95           32.73            53.98          59.64       92.26         5.61
--------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                            80.88           37.62            49.49          52.23       96.41         2.59
--------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                            80.72           42.75            38.41          47.78       96.60         2.33
--------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                            80.36           47.50            42.84          51.84       95.47         3.79
--------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                            78.80           52.36            64.65          68.37       94.28         5.41
--------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                            70.95           58.13            52.96          79.85       87.94         0.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                   79.81           41.30            46.89          54.41       94.77         4.16
--------------------------------------------------------------------------------------------------------------------------

Mean: 40.73
Median: 42.16
Std Dev: 10.22

6. Silent Seconds

---------------------------------------------------------------------------------------------------------------------------------

                                         No. of         Principal         % of           Wt. Avg.
Silent Seconds                       Mortgage Loans      Balance    Principal Balance  Gross Coupon     % ARM    Wt. Avg. FICO
---------------------------------------------------------------------------------------------------------------------------------
N                                          2,529        426,990,896        60.99          7.916            82.54      609
---------------------------------------------------------------------------------------------------------------------------------
Y                                          1,334        273,129,500        39.01          7.103            93.96      655
---------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,863        700,120,396       100.00          7.599               87      627
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                       Wt. Avg.        Wt. Avg.
                                      Effective     Debt-to-Income       % Full                       % Owner   % Investor
Silent Seconds                       Combined LTV        Ratio       Documentation   % Refinancing   Occupied   Properties
---------------------------------------------------------------------------------------------------------------------------
N                                        79.55           40.84            50.25          76.14       92.32       6.12
---------------------------------------------------------------------------------------------------------------------------
Y                                        80.21           42.01            41.64          20.43       98.61       1.10
---------------------------------------------------------------------------------------------------------------------------
Total:                                   79.81           41.30            46.89          54.41       94.77       4.16
---------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.